                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1998, which appears in the Registration Statement on Form S-1 of Evolving Systems, Inc. for the year ended December 31, 1997.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

Boulder, Colorado
June 30, 1998